UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2005

CHINA ENERGY & CARBON BLACK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	0-30173 (Commission File Number)	58-1667944 (IRS Employer Identification Number)
386 Qingnian Avenue Shenyang, China 110004 (Address of Principal Executive Offices)		110004 (Zip Code)

Registrant’s telephone number, including area code 011-86-24-2318-0688

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01.  Entry into a Material Definitive Agreement

As used in this report, “we”, “us,” “our,”  “Company” or “CHEY” refers to China Energy & Carbon Black Holdings, Inc., a Nevada corporation

On June 14, 2005, we entered into a Redemption Agreement with John C.Y. Chiu, one of our shareholders.  Pursuant to the agreement we have agreed redeem or acquire 300,000 shares of our issued and outstanding common stock from Mr. Chiu in exchange for the transfer or conveyance to him of 100 shares of the issued and outstanding common stock of AT Group Limited, a Hong Kong corporation (“AT Group”).  The shares of AT Group to be conveyed to Mr. Chiu are currently owned by CHEY and represent 100% of the issued and outstanding shares of AT Group.

The closing under the Redemption Agreement is scheduled for June 30, 2005, or such earlier date as the parties may mutually agree.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)

Exhibits.

2.4

Redemption Agreement dated June 14, 2005, between the Company and John C.Y. Chiu.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA ENERGY & CARBON BLACK HOLDINGS INC. (Registrant)

Date: June 21, 2005	By: /s/ Guo Yuan Wang, Chairman and CEO

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